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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 21, 2003 relating to the financial statements, which appear in Esperion Therapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the headings "Experts" in such Registration Statement.





/S/PRICEWATERHOUSECOOPERS LLP

Detroit, Michigan

OCTOBER 9, 2003








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